Item 1: Report to Shareholders

High Yield Fund	May 31, 2007

The views and opinions in this report were current as of May 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Six months ago, we wrote in our midyear shareholder report, “the past six months may well have been the best overall environment for high-yield bonds that we have seen in two decades.” To our surprise, the high-yield market environment got even better. High-yield bonds were the best-performing domestic fixed-income asset class for the past six-month and one-year periods, and your fund posted solid gains.

HIGHLIGHTS

• High-yield bonds were the best-performing domestic fixed-income asset class for the past six and 12 months.

• Investor demand for additional yield was greater than concern about rising interest rates, tight credit spreads, and a slowing economy.

• We were focused on total return, but as the period progressed, we reined in the fund’s risk profile.

• We expect the portfolio to generate more modest returns in the future than we have enjoyed in the recent past.

PORTFOLIO PERFORMANCE AND MARKET ENVIRONMENT

The High Yield Fund generated excellent returns that outperformed its Lipper peer group average and were generally in line with the Credit Suisse High Yield Index for the past six and 12 months. Advisor Class results were slightly lower, reflecting its different fee structure. The market environment for investment-grade bonds turned more challenging in the back half of our fiscal year, while the conditions for below investment-grade “junk” bonds improved, largely due to the minimal number of defaults (just three in the high-yield market over the past six months) and tighter spreads (the yield difference between comparable-maturity high-yield bonds and Treasuries). In this environment, the fund’s share price rose $0.21 for the past six months. During that period, the portfolio also earned $0.26 of dividend income, for a 6.80% total return. Our 12.75% return for the past 12 months was $0.33 of appreciation and $0.51 of income. We do not expect to benefit from additional appreciation in the near term because we believe the high-yield market is already fully valued.

The primary reasons the portfolio performed so well over the past six months were strong credit selection and the scarcity of bonds that declined. The fund’s 20 largest detractors in the second half of the fiscal year cost the fund only seven basis points of performance (100 basis points equal 1.00%) . Conversely, on top of the ledger, the 20 companies that generated the best contributions added 210 basis points.

Credit Nirvana Revisited
The outperformance of high-yield versus investment-grade bonds this year has been dramatic. Corporate profits and cash flow remained strong and investors displayed tremendous demand for higher-yielding instruments. Although the economy slowed significantly in the first quarter, it was largely overshadowed by the sense of euphoria surrounding private-equity activity—most of the securities issued in conjunction with recent buyouts have performed well. The average yield across the high-yield market is currently about 7.5%, and almost every new issue with a 9% or higher coupon has rallied out of the gate.

For all these reasons, capital appreciation within the asset class has been abundant, and because there have been virtually no credit problems over the past year, we were able to keep all of the incremental income that is paid to compensate investors for the additional risk of investing in high-yield securities. It seemed that over the past six months, investor demand for additional yield was greater than concern about rising interest rates, tight credit spreads, and the economic outlook. Perhaps the reason for this optimistic view is that investors believe that defaults will remain low for the next six to 12 months. We agree with that sentiment and think the high-yield market environment remains positive overall, even though we are concerned that valuations are stretched, which could lead to a modest correction.

PORTFOLIO REVIEW

As noted in the Quality Diversification chart, the portfolio is focused on the middle and upper tiers of the junk bond market (66% of assets are invested in BB, BB/B and B rated issues). We were surprised by the outperformance of CCC rated bonds over the past six months. Given that the credit and economic cycles are growing long in the tooth, the strong performance of lower-quality credits from already lofty levels was unexpected.

The chart to the left shows our allocation across the credit spectrum and includes our 4% position in common stock and equity-linked holdings, including convertible preferred, preferred stock, and warrants. In addition, your fund, unlike its benchmark, has holdings in bank loans (approximately 7.8% of assets on May 31), floating-rate debt (7.5%), and cash and short-term holdings, which totaled a bit more than 6.4% of the fund. At the end of the reporting period, more than at any time in our history, the fund was invested in non-benchmark securities. The reason for this unconventional investment approach is our view that the asset class is fundamentally overvalued. We own correlated assets but we are not exclusively invested in high-yield bonds that make up the benchmark. Over the past six months, this creative management style has worked very well.

Home Runs in Common and Preferred Stock
Our outlook for the performance of common stocks was positive, and we took advantage of equity-linked securities. During the past six months, we increasingly focused on total return such as a huge opportunity in Freeport-McMoRan Copper & Gold. In addition to establishing large positions in its new issue bonds and bank debt, we opportunistically added the common and convertible-preferred stock of the world’s largest publicly traded copper company. While we normally focus on hitting singles and doubles in our investment strategy, Freeport turned out to be a home run. The company was a new position in the fund during the last six months, the portfolio’s best contributor, and our largest holding at the end of the period. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Freeport-McMoRan issued $6 billion of new high-yield bonds and bank loans in the spring (the largest high-yield new issue ever) to complete its merger with Phelps Dodge. It was our largest purchase this year and one of the largest positions we have ever taken in the fund. We invested in the bonds for current income and their appreciation potential, and we liked the (floating-rate) bank loans for their defensive characteristics. If rates continue to trend higher, the yield on the bank debt will adjust higher, too. We took modest positions in the convertible-preferred stock (which pays a 5.5% dividend) and common stock because our equity analysts were excited about its potential. They believed the prospects for this Phoenix-based company were excellent due to its long-term earnings growth potential, the strong demand for metals in Asia, and the likelihood of higher copper prices. Freeport is an example of how our credit analysts work with our equity analysts when assessing a company’s prospects. We added 33 basis points of performance with our Freeport position.

Independent power producers NRG Energy and Reliant Energy were among the fund’s best contributors. In both cases we supplemented sizable holdings in bonds and bank debt with common or preferred stock. Among our other large holdings, General Motors, Citizens Communications, and Cablevision Systems were strong contributors due in part to our investments in equity-linked securities. In the case of Cablevision, a long-term position in the fund, we thought it would be acquired in a leveraged buyout, so we bought the stock at $30. After it announced the LBO, two months later, we sold the stock at $35 for a tidy 17% gain. However, we didn’t win on every equity-linked securities trade, and we suffered modest losses on Delta Airlines and XM Satellite Radio.

While our opportunistic approach yielded windfall gains in the early part of the year, we decided to rein in the fund’s risk profile as the period progressed. We reduced our common stock and convertible holdings significantly and added the proceeds to less risky bank loans, which are safer than bonds in a rising rate environment. Our common stock exposure, which was 2.6% at the end of November, ranged as high as 4% over the past six months, but by the end of the period was trimmed back to 2%. Similarly, we’ve pared convertibles back to 2.4% of assets on May 31 from more than 3% at the peak in March. Overall, we thought it was a good time to lock in the profits we’d earned through our strong security selection.

Bank Loans and Floating-Rate Debt: What’s Not to Like?
At the end of the reporting period we held 7.8% of assets in bank loans, significantly more than our 5.2% weight six months ago. This is because we see better relative value in the loans than in the bonds for many of our companies. Bank loans typically yield more than BB-rated bonds, and their yield adjusts based on changes in the London Interbank Offered Rate (Libor), which until recently yielded about a full percentage point more than 10-year Treasuries. Over the past six months, our average BB bond yielded approximately 6.5% and our average bank loan yielded about 7.5% . However, the clincher for us is that the loans have better covenants and are more senior in the capital structure, which means we are more likely to collect our interest and recover our principal in case of trouble.

We also added to our holdings in floating-rate bonds over the past six months. Floaters now account for 7.5% of the portfolio. Bank loans plus floaters currently represent 15.3% of the fund, which is about a 50% increase since our midyear report.

In the same time frame, we almost doubled our cash position to 4.4%. When the high-yield market spread went below 300 basis points, we felt valuations were simply too expensive. Although nobody rings a bell at market peaks, we began aggressively reducing the portfolio’s risk characteristics in April. The fund has provided a double-digit annualized return for the past five years (10.10% for the five-year period ended May 31, 2007), and while we are elated, we have become more cautious than we have been in a long time.

OUTLOOK

We anticipate the largest wave of buyout activity in the history of our asset class in the coming year. Although we are sure the size of the asset class will grow, we are not sure it is going to get better. Several of the megadeals on the drawing board include Texas Utilities (TXU), the largest regulated utility ever to be taken private, and the buyout of First Data, which will be even bigger, including around $8 billion in high-yield bonds—the largest high-yield offering ever. Two of the “Big Three” auto manufacturers came into the asset class as fallen angels, and Chrysler, the third, is being sold from Daimler-Benz as an LBO. Sallie Mae, Harrah’s, Station Casinos, Alltel, and Tribune are all going to create a large splash when their high-yield bonds hit the market, and there are lots of smaller offerings in the works.

We don’t know if the volume of new debt will be good for the market, but we are acutely aware that we will need to be cautious about where we invest. If we are not sure about a new issue, we intend to take the conservative approach by owning senior bank loans issued by the company or we will simply say, “No thanks.” Until now, the vast majority of new issues have performed well, the high-yield market has done a good job of absorbing new supply, and we have made good profits. The danger, we fear, is that the deals are becoming more speculative and highly leveraged.

We are cautious about the high-yield market’s short-term performance. After such a long and strong period of outperformance, investors need to remember that returns of this magnitude are unlikely to be sustained. We recommend that investors take a close look at their allocation to high-yield bonds, and if the position has grown beyond a “normal” portfolio weighting, consider rebalancing into an asset class that is at or below your target allocation. As we have said in previous shareholder letters, we expect the portfolio to generate more modest absolute returns in the future than we have enjoyed in the recent past.

We appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund’s Investment Advisory Committee

June 15, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

London Interbank Offered Rate (Libor): The interest rate charged when banks loan money to each other in London wholesale market, which is also known as the interbank market.

Weighted average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/07‡	5/31/06‡	5/31/05‡	5/31/04	5/31/03
NET ASSET VALUE					
Beginning of period	$ 6.88	$ 6.91	$ 6.84	$ 6.69	$ 6.62
Investment activities					
Net investment income	0.50	0.51	0.51	0.56	0.58
Net realized and unrealized gain (loss)	0.34	(0.02)	0.10	0.15	0.06
Total from investment activities	0.84	0.49	0.61	0.71	0.64
Distributions					
Net investment income	(0.51)	(0.52)	(0.53)	(0.56)	(0.57)
Net realized gain	–	–	(0.01)	–	–
Total distributions	(0.51)	(0.52)	(0.54)	(0.56)	(0.57)
NET ASSET VALUE					
End of period	**$ 7.21**	**$ 6.88**	**$ 6.91**	**$ 6.84**	**$ 6.69**

Ratios/Supplemental Data

Total return^	12.75%	7.32%	9.12%	10.85%	10.53%
Ratio of total expenses to average net assets	0.77%	0.77%	0.77%	0.78%	0.81%
Ratio of net investment income to average net assets	7.15%	7.29%	7.18%	8.07%	9.09%
Portfolio turnover rate	72.0%	65.1%	67.1%	74.0%	59.9%
Net assets, end of period (in millions)	$ 4,501	$ 3,444	$ 3,245	$ 3,159	$ 2,568

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	Year Ended 5/31/07‡	5/31/06‡	5/31/05‡	5/31/04	5/31/03
NET ASSET VALUE					
Beginning of period	$ 6.87	$ 6.89	$ 6.83	$ 6.68	$ 6.61
Investment activities					
Net investment income	0.48	0.49	0.49	0.54	0.56
Net realized and unrealized gain	0.35	–	0.10	0.15	0.07
Total from investment activities	0.83	0.49	0.59	0.69	0.63
Distributions					
Net investment income	(0.50)	(0.51)	(0.52)	(0.54)	(0.56)
Net realized gain	–	–	(0.01)	–	–
Total distributions	(0.50)	(0.51)	(0.53)	(0.54)	(0.56)
NET ASSET VALUE					
End of period	**$ 7.20**	**$ 6.87**	**$ 6.89**	**$ 6.83**	**$ 6.68**

Ratios/Supplemental Data

Total return^	**12.53%**	**7.27%**	**8.73%**	**10.60%**	**10.32%**
Ratio of total expenses to average net assets	1.00%	0.98%	1.00%	1.02%	1.01%
Ratio of net investment income to average net assets	6.95%	7.06%	6.94%	7.82%	8.83%
Portfolio turnover rate	72.0%	65.1%	67.1%	74.0%	59.9%
Net assets, end of period (in millions)	$ 1,145	$ 1,011	$ 753	$ 705	$ 497

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 80.9%		
Aerospace & Defense 1.7%		
Continental Airlines, 8.75%, 12/1/11	14,045	13,870
Delta Airlines, 7.90%, 12/15/09 (1)	14,800	999
Gencorp, 9.50%, 8/15/13	17,102	18,192
Hawker Beechcraft, 8.50%, 4/1/15 (2)	14,725	15,498
Hawker Beechcraft, 9.75%, 4/1/17 (2)	6,275	6,722
Hawker Beechcraft, PIK, 8.875%, 4/1/15 (2)	7,875	8,288
L-3 Communications, 6.375%, 10/15/15	18,904	18,904
Sequa, 9.00%, 8/1/09	1,250	1,319
Transdigm, 7.75%, 7/15/14	11,600	12,064
		95,856
Automotive 5.1%		
Accuride, 8.50%, 2/1/15	9,670	9,936
American Axle & Manufacturing, 7.875%, 3/1/17	17,050	17,178
Autonation, 7.00%, 4/15/14	5,025	5,050
Autonation, VR, 7.356%, 4/15/13	6,065	6,110
Commercial Vehicle Group, 8.00%, 7/1/13	2,000	2,017
Cooper Standard Automotive, 8.375%, 12/15/14	15,475	14,527
Ford Motor Credit, 7.375%, 10/28/09	24,375	24,476
Ford Motor Credit, VR, 9.806%, 4/15/12 (Tender 1/15/09)	77,850	84,002
General Motors, 7.20%, 1/15/11	33,975	32,701
Goodyear Tire & Rubber, 8.625%, 12/1/11 (2)	20,500	22,089
Goodyear Tire & Rubber, VR, 9.14%, 12/1/09 (2)	15,700	15,720
KAR Holdings, 10.00%, 5/1/15 (2)	9,900	10,123
KAR Holdings, VR, 9.358%, 5/1/14 (2)	7,750	7,886
Tenneco Automotive, 8.625%, 11/15/14	24,150	25,599
UCI Holdings, PIK, VR, 12.355%, 12/15/13 (2)	10,446	10,506
		287,920

Interface, 10.375%, 2/1/10	12,560	13,753
Texas Industries, 7.25%, 7/15/13	12,070	12,492
		66,440
Cable Operators 1.9%		
Cablevision Systems, VR, 9.82%, 4/1/09	13,300	14,065
Charter Communication, 10.25%, 9/15/10	36,400	38,857
CSC Holdings, 7.25%, 7/15/08	5,000	5,056
Insight Midwest / Insight Capital, 9.75%, 10/1/09	1,880	1,906
Kabel Deutschland, 10.625%, 7/1/14	10,360	11,629
Mediacom Broadband, 8.50%, 10/15/15 (2)	3,565	3,699
Mediacom Broadband, 8.50%, 10/15/15	525	543
Rainbow National Services, 8.75%, 9/1/12 (2)	3,377	3,613
Rogers Cable, 6.75%, 3/15/15	4,950	5,154
Shaw Communications, 8.25%, 4/11/10	3,819	4,082
Videotron, 6.375%, 12/15/15	4,400	4,356
Videotron, 6.875%, 1/15/14	13,075	13,304
		106,264
Chemicals 2.6%		
Hercules, 6.75%, 10/15/29 (Tender 4/15/14)	7,460	7,460
Hexion US Finance/Nova Scotia, 9.75%, 11/15/14 (2)	18,900	20,459
Hexion US Finance/Nova Scotia, VR, 9.86%, 11/15/14 (2)	4,900	5,096
Huntsman International, 7.875%, 11/15/14 (2)	21,250	22,366
INEOS Group Holdings, 8.50%, 2/15/16 (2)	16,725	16,829
Invista, 9.25%, 5/1/12 (2)	16,670	17,754
KI Holdings, STEP, 0.00% 11/15/14	21,550	18,937
Koppers Industry, 9.875%, 10/15/13	8,704	9,466
Lyondell Chemical, 8.25%, 9/15/16	13,050	14,110

Nell AF SARL, 8.375%, 8/15/15 (2)	3,000	3,090
Terra Capital, 7.00%, 2/1/17	10,125	10,176
		145,743
Consumer Products 2.5%		
AAC Group, PIK, VR, 14.75%, 10/1/12	7,949	8,638
AAC Group, STEP, 0.00%, 10/1/12	7,450	6,817
Acco Brands, 7.625%, 8/15/15	8,950	9,095
American Greetings, 7.375%, 6/1/16	2,975	3,068
Chattem, 7.00%, 3/1/14	4,250	4,213
Couche-Tard, 7.50%, 12/15/13	11,464	11,908
FTD, 7.75%, 2/15/14	13,678	13,712
Jostens, STEP, 0.00% , 12/1/13	23,075	21,344
Jostens IH, 7.625%, 10/1/12	9,025	9,228
K2, 7.375%, 7/1/14	7,700	8,095
Pantry, 7.75%, 2/15/14	10,075	10,100
Sealy Mattress, 8.25%, 6/15/14	11,465	12,067
Simmons, 7.875%, 1/15/14	6,875	7,030
Simmons, STEP, 0.00%, 12/15/14	12,855	11,023
Susser, 10.625%, 12/15/13	4,505	4,961
		141,299
Container 1.9%		
AEP Industries, 7.875%, 3/15/13	12,365	12,705
Ball, 6.875%, 12/15/12	5,643	5,763
Berry Plastics, 8.875%, 9/15/14	22,350	22,825
Berry Plastics, VR, 9.23%, 9/15/14	4,650	4,772
BWAY, STEP, 10.00%, 10/15/10	8,580	8,988
Covalence Specialty Materials, 10.25%, 3/1/16 (2)	7,040	7,128
Graham Packaging, 8.50%, 10/15/12	4,300	4,365

Owens-Brockway Glass Container, 6.75%, 12/1/14	6,050	6,110
Owens-Brockway Glass Container, 8.25%, 5/15/13	9,200	9,729
Owens-Brockway Glass Container, 8.75%, 11/15/12	11,875	12,528
Owens-Brockway Glass Container, 8.875%, 2/15/09	5,000	5,106
Owens-Illinois, 7.35%, 5/15/08	2,650	2,677
Plastipak Holdings, 8.50%, 12/15/15 (2)	2,450	2,609
Silgan Holdings, 6.75%, 11/15/13	1,063	1,060
		106,365
Energy 5.4%		
Amerigas Partners, 7.125%, 5/20/16	9,825	9,972
Amerigas Partners, 7.25%, 5/20/15	15,760	16,075
Chaparral Energy, 8.50%, 12/1/15	11,954	12,014
CHC Helicopter, 7.375%, 5/1/14	11,385	11,200
Chesapeake Energy, 6.50%, 8/15/17	32,555	32,311
Chesapeake Energy, 6.875%, 11/15/20	4,550	4,595
Compagnie Generale de Geophysique, 7.50%, 5/15/15	2,950	3,105
Compagnie Generale de Geophysique, 7.75%, 5/15/17	15,450	16,300
Compton Petroleum, 7.625%, 12/1/13	16,695	16,925
Copano Energy, 8.125%, 3/1/16	10,000	10,437
Denbury Resources, 7.50%, 4/1/13	7,540	7,747
Denbury Resources, 7.50%, 12/15/15	10,550	10,893
Encore Acquisition, 7.25%, 12/1/17	14,440	13,971
Ferrellgas Finance, 6.75%, 5/1/14	3,725	3,706
Ferrellgas Partners, 8.75%, 6/15/12	18,530	19,248
Forest Oil, 8.00%, 12/15/11	4,425	4,641
Hanover Compressor, 7.50%, 4/15/13	8,875	9,141
Hanover Compressor, 9.00%, 6/1/14	4,325	4,671
Hilcorp Energy, 7.75%, 11/1/15 (2)	14,025	14,095
Offshore Logistics, 6.125%, 6/15/13	11,725	11,344

Petrohawk Energy, 9.125%, 7/15/13	12,400	13,299
Plains Exploration & Production, 7.00%, 3/15/17	7,825	7,815
Range Resources, 6.375%, 3/15/15	8,590	8,483
Range Resources, 7.375%, 7/15/13	205	212
Range Resources, 7.50%, 5/15/16	9,175	9,565
Stallion Oilfield, 9.75%, 2/1/15 (2)	12,200	12,749
Stewart & Stevenson, 10.00%, 7/15/14 (2)	10,500	11,077
Stone Energy, VR, 8.106%, 7/15/10 (2)	10,850	10,864
		306,455
Entertainment & Leisure 1.3%		
AMC Entertainment, 8.00%, 3/1/14	1,307	1,343
AMC Entertainment, 11.00%, 2/1/16	10,450	11,913
AMF Bowling Worldwide, 10.00%, 3/1/10	8,175	8,604
Cinemark, STEP, 0.00% , 3/15/14	29,130	26,982
Festival Fun Park, 10.875%, 4/15/14	5,205	5,361
Speedway Motorsports, 6.75%, 6/1/13	9,160	9,160
Universal City Development Partners, 11.75%, 4/1/10	8,600	9,137
		72,500
Financial 2.5%		
B.F. Saul Real Estate, 7.50%, 3/1/14	6,675	6,800
FBOP Capital Trust II, 10.00%, 1/15/09 (2)	4,200	4,414
General Motors Acceptance Corp., 6.875%, 8/28/12	48,800	48,771
General Motors Acceptance Corp., 8.00%, 11/1/31	22,772	25,021
General Motors Acceptance Corp., VR, 7.56%, 12/1/14	25,825	26,594
Leucadia National, 7.00%, 8/15/13	12,700	12,764
USI Holdings, 9.75%, 5/15/15 (2)	7,350	7,497
USI Holdings, VR, 9.23%, 11/15/14 (2)	8,300	8,383
		140,244

Food/Tobacco 1.1%		
B & G Foods, 8.00%, 10/1/11	10,109	10,311
Del Monte, 8.625%, 12/15/12	13,371	13,972
Nutro Products, 10.75%, 4/5/14 (2)	10,225	11,963
Nutro Products, VR, 9.37%, 10/15/13 (2)	5,880	6,233
Reynolds American, 7.25%, 6/1/13	7,975	8,384
Reynolds American, 7.625%, 6/1/16	8,375	9,087
		59,950
Forest Products 3.5%		
Abitibi Consolidated, 8.375%, 4/1/15	2,650	2,359
Abitibi Consolidated, 8.55%, 8/1/10	3,475	3,310
Boise Cascade, 7.125%, 10/15/14	13,670	13,670
Bowater Canada Finance, 7.95%, 11/15/11	2,725	2,626
Domtar, 5.375%, 12/1/13	3,925	3,645
Domtar, 7.125%, 8/15/15	15,950	16,050
Domtar, 9.50%, 8/1/16	1,300	1,456
Georgia-Pacific, 7.00%, 1/15/15 (2)	16,000	15,880
Georgia-Pacific, 7.125%, 1/15/17 (2)	18,475	18,383
Georgia-Pacific, 7.70%, 6/15/15	7,975	8,125
Georgia-Pacific, 8.125%, 5/15/11	6,591	6,904
Graphic Packaging International, 8.50%, 8/15/11	7,390	7,704
Graphic Packaging International, 9.50%, 8/15/13	2,575	2,746
Jefferson Smurfit, 7.75%, 4/1/15	10,875	11,174
Jefferson Smurfit, 8.25%, 10/1/12	7,575	7,727
MDP Acquisitions, 9.625%, 10/1/12	1,277	1,350
NewPage, 10.00%, 5/1/12	1,285	1,410
NewPage, 12.00%, 5/1/13	9,150	10,157
NewPage, VR, 11.606%, 5/1/12	6,975	7,742
Norske Skog, 7.375%, 3/1/14	9,597	9,069

Stone Container, 8.00%, 3/15/17 (2)	13,000	13,065
Stone Container, 8.375%, 7/1/12	7,500	7,659
Stone Container Finance of Canada, 7.375%, 7/15/14	4,350	4,301
Verso Paper, 9.125%, 8/1/14 (2)	4,675	4,967
Verso Paper, 11.375%, 8/1/16 (2)	11,250	12,037
Verso Paper, VR, 9.106%, 8/1/14 (2)	2,425	2,495
		196,011
Gaming 2.5%		
American Casino & Entertainment, 7.85%, 2/1/12	11,460	11,976
Buffalo Thunder Development Authority, 9.375%, 12/15/14 (2)	7,900	8,176
Chukchansi Economic Development Authority, VR 8.859%, 11/15/12 (2)	6,275	6,440
Fontainebleau Las Vegas, 10.25%, 6/15/15 (2)	11,325	11,665
Global Cash Access, 8.75%, 3/15/12	12,118	12,694
Little Traverse Bay Bands, 10.25%, 2/15/14 (2)	6,500	6,760
MGM Mirage, 8.50%, 9/15/10	8,901	9,480
MTR Gaming, 9.00%, 6/1/12	2,975	3,131
Pinnacle Entertainment, 8.25%, 3/15/12	1,300	1,358
Pokagon Gaming Authority, 10.375%, 6/15/14 (2)	15,275	17,146
Poster Financial Group, 8.75%, 12/1/11	11,950	12,652
Trump Entertainment Resorts, 8.50%, 6/1/15	9,280	9,512
WIMAR OPCO, 9.625%, 12/15/14 (2)	16,500	16,809
Wynn Las Vegas, 6.625%, 12/1/14	13,300	13,333
		141,132
Health Care 4.6%		
Centene, 7.25%, 4/1/14 (2)	8,300	8,425
Community Health, 6.50%, 12/15/12	10,421	10,760
Concentra Operating, 9.125%, 6/1/12	7,250	7,721
Concentra Operating, 9.50%, 8/15/10	7,375	7,744

CRC Health, 10.75%, 2/1/16	7,475	8,297
Davita, 6.625%, 3/15/13	7,800	7,820
Davita, 7.25%, 3/15/15	10,650	10,916
Fresenius Medical Care Capital Trust II, 7.875%, 2/1/08	8,400	8,474
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/11	1,295	1,369
Genesis Healthcare, 8.00%, 10/15/13	9,810	10,435
HCA, 8.75%, 9/1/10	23,919	25,384
HCA, 9.25%, 11/15/16 (2)	33,400	36,656
HCA, PIK, 9.625%, 11/15/16 (2)	4,575	5,044
Invacare, 9.75%, 2/15/15 (2)	10,725	10,940
Omnicare, 6.75%, 12/15/13	4,200	4,158
Omnicare, 6.875%, 12/15/15	18,365	18,112
Team Health, 11.25%, 12/1/13	8,425	9,194
Triad Hospitals, 7.00%, 11/15/13	11,685	12,269
United Surgical Partners, PIK, 9.25%, 5/1/17 (2)	7,075	7,314
Universal Hospital, PIK, VR, 8.50%, 6/1/15 (2)	4,750	4,851
Universal Hospital, VR, 8.75%, 6/1/15 (2)	3,775	3,836
US Oncology, 9.00%, 8/15/12	1,180	1,230
US Oncology, 10.75%, 8/15/14	3,425	3,738
Vanguard Health, 9.00%, 10/1/14	18,865	19,761
Ventas Realty, 6.50%, 6/1/16	5,675	5,746
VWR International, 8.00%, 4/15/14	8,625	9,304
Warner Chilcott, STEP, 8.75%, 2/1/15	1,868	1,989
		261,487
Information Technology 4.1%		
Avago Technologies, VR, 10.125%, 12/1/13	12,200	13,420
Celestica, 7.875%, 7/1/11	10,450	10,345
Conexant Systems, VR, 9.11%, 11/15/10	9,250	9,470
Flextronics, 6.25%, 11/15/14	6,550	6,353

Manufacturing 3.2%

AGY, 11.00%, 11/15/14 (2)	7,375	7,753
Baldor Electric, 8.625%, 2/15/17	16,425	17,534
Bombardier, 6.30%, 5/1/14 (2)	11,440	11,154
Bombardier, 6.75%, 5/1/12 (2)	11,500	11,586
Bombardier, 7.45%, 5/1/34 (2)	12,125	11,973
Columbus McKinnon, 8.875%, 11/1/13	13,125	14,093
ESCO Corp., 8.625%, 12/15/13 (2)	18,970	20,298
ESCO Corp., VR, 9.23%, 12/15/13 (2)	5,225	5,434
General Cable, 7.125%, 4/1/17 (2)	7,850	7,928
General Cable, VR, 7.725%, 4/1/15 (2)	6,400	6,440
Hawk, 8.75%, 11/1/14	3,810	3,943
Invensys, 9.875%, 3/15/11 (2)	11,453	12,298
RBS Global & Rexnord, 9.50%, 8/1/14	32,050	34,534
RBS Global & Rexnord, 11.75%, 8/1/16	3,600	4,050
Superior Essex, 9.00%, 4/15/12	8,250	8,601
Terex, 7.375%, 1/15/14	3,575	3,718
		181,337

Metals & Mining 3.8%

Aleris International, 10.00%, 12/15/16 (2)	11,925	12,521
Alpha Natural Resources, STEP, 10.00%, 6/1/12	9,880	10,621
Arch Western Finance, STEP, 6.75%, 7/1/13	11,675	11,675
Century Alumunium, 7.50%, 8/15/14	5,350	5,551
Foundation Coal Holdings, 7.25%, 8/1/14	14,365	14,545
Freeport-McMoran Copper & Gold, 8.25%, 4/1/15	17,575	18,981
Freeport-McMoran Copper & Gold, 8.375%, 4/1/17	70,650	77,097
Gerdau Ameristeel, 10.375%, 7/15/11	60	63
Gibraltar, VR, 8.00%, 12/1/15	13,925	14,064

Metals USA, 11.125%, 12/1/15	7,940	8,913
Metals USA Holding, PIK, VR, 11.356%, 1/15/12 (2)	9,600	9,624
Novelis, 7.25%, 2/15/15	10,200	10,735
Peabody Energy, 7.375%, 11/1/16	6,675	7,067
Steel Dynamics, 6.75%, 4/1/15 (2)	7,000	6,930
Tube City IMS, 9.75%, 2/1/15 (2)	8,550	9,010
		217,397
Other Telecommunications 5.3%		
Broadview Networks, 11.375%, 9/1/12 (2)	6,575	7,035
Citizens Communications, 7.125%, 3/15/19	32,000	31,920
Citizens Communications, 9.00%, 8/15/31	32,954	35,590
GCI, 7.25%, 2/15/14	11,650	11,563
Level 3 Communications, 9.25%, 11/1/14 (2)	27,700	28,946
Nordic Telephone, 8.25%, 5/1/16 (EUR)(2)	3,910	5,760
Nordic Telephone, 8.875%, 5/1/16 (2)	31,250	33,594
Qwest, 6.50%, 6/1/17 (2)	12,875	12,682
Qwest, 7.50%, 10/1/14	28,775	30,286
Qwest, 7.875%, 9/1/11	10,090	10,683
Qwest, STEP, 8.875%, 3/15/12	14,735	16,172
Qwest, VR, 8.605%, 6/15/13	5,550	6,049
Time Warner Telecom Holdings, 9.25%, 2/15/14	6,225	6,684
Valor Telecommunications, 7.75%, 2/15/15	6,500	6,987
Windstream, 8.625%, 8/1/16	53,175	57,961
		301,912
Publishing 3.7%		
Affinity Group, 9.00%, 2/15/12	7,860	8,214
Affinity Group, PIK, 10.875%, 2/15/12	4,762	4,943
CanWest Media, 8.00%, 9/15/12	13,728	14,208
Dex Media, STEP, 0.00%, 11/15/13	925	876

Yankee Acquisition, 8.50%, 2/15/15 (2)	14,300	14,658
Yankee Acquisition, 9.75%, 2/15/17 (2)	2,450	2,511
		113,071
Satellites 1.0%		
DIRECTV Holdings, 8.375%, 3/15/13	20,443	21,542
Echostar DBS, 6.625%, 10/1/14	18,000	18,045
Intelsat Subsidiary Holding, VR, 8.25%, 1/15/13	6,525	6,794
Panamsat, 9.00%, 8/15/14	11,601	12,500
		58,881
Services 5.2%		
Allied Waste, 6.875%, 6/1/17	9,275	9,437
Allied Waste, 7.875%, 4/15/13	7,175	7,498
Allied Waste, 9.25%, 9/1/12	4,771	5,027
Aramark, VR, 8.856%, 2/1/15 (2)	23,125	23,848
Casella Waste, 9.75%, 2/1/13	17,085	18,110
Clarke American, 9.50%, 5/15/15 (2)	10,975	11,167
Clarke American, VR, 10.105%, 5/15/15 (2)	8,150	8,221
Deluxe, 7.375%, 6/1/15 (2)	8,850	9,016
Dycom Investment, 8.125%, 10/15/15	7,900	8,295
Education Management, 10.25%, 6/1/16	27,700	30,332
FTI Consulting, 7.625%, 6/15/13	9,815	10,109
FTI Consulting, 7.75%, 10/1/16	7,850	8,184
Hertz, 8.875%, 1/1/14	12,825	13,787
Ikon Office Solutions, 7.75%, 9/15/15	8,245	8,595
Interline Brands, 8.125%, 6/15/14	2,375	2,470
iPayment, 9.75%, 5/15/14	14,325	14,755
iPayment, PIK, 12.75%, 7/15/14 (2)	11,477	11,383
Mac-Gray, 7.625%, 8/15/15	7,465	7,642

Mobile Services, 9.75%, 8/1/14 (2)	10,800	11,583
Neff Rental, 11.25%, 6/15/12	11,010	12,813
Rental Services, 9.50%, 12/1/14 (2)	15,625	16,875
Sunstate Equipment, 10.50%, 4/1/13 (2)	9,700	10,428
Travelport, 11.875%, 9/1/16 (2)	9,900	11,212
Travelport, VR, 9.985%, 9/1/14 (2)	2,525	2,629
West, 11.00%, 10/15/16	20,800	22,568
		295,984
Supermarkets 0.0%		
Pathmark Stores, 8.75%, 2/1/12	1,825	1,896
		1,896
Transportation 0.3%		
American Railcar, 7.50%, 3/1/14	12,950	13,371
TFM SA de C.V., 9.375%, 5/1/12	4,675	5,025
		18,396
Utilities 4.5%		
AES, 7.75%, 3/1/14	3,525	3,710
AES, 8.875%, 2/15/11	12,937	13,988
AES, 9.00%, 5/15/15 (2)	8,425	8,994
AES, 9.375%, 9/15/10	9,463	10,386
Allegheny Energy Supply, 7.80%, 3/15/11	6,950	7,367
Allegheny Energy Supply, STEP, 8.25%, 4/15/12 (2)	1,500	1,637
CMS Energy, 8.50%, 4/15/11	1,750	1,908
Dynegy Holdings, 7.50%, 6/1/15 (2)	19,200	19,104
Dynegy Holdings, 7.75%, 6/1/19 (2)	21,300	21,140
Dynegy-Roseton Danskammer, 7.27%, 11/8/10	7,750	7,905
Mirant North America, 7.375%, 12/31/13	10,140	10,723
NRG Energy, 7.25%, 2/1/14	6,525	6,721

NRG Energy, 7.375%, 2/1/16	45,075	46,934
Orion Power, 12.00%, 5/1/10	13,657	15,774
Reliant Energy, 6.75%, 12/15/14	5,575	5,833
Reliant Resources, 9.50%, 7/15/13	3,300	3,576
Sierra Pacific Resources, 7.803%, 6/15/12	4,425	4,746
Sierra Pacific Resources, 8.625%, 3/15/14	24,545	26,478
UtiliCorp, 7.75%, 6/15/11	7,632	8,233
Williams Companies, 7.50%, 1/15/31	5,325	5,751
Williams Companies, 7.625%, 7/15/19	2,015	2,216
Williams Companies, 7.75%, 6/15/31	4,660	5,114
Williams Companies, STEP, 8.125%, 3/15/12	7,475	8,129
Williams Companies, STEP, 8.75%, 3/15/32	6,175	7,364
		253,731
Wireless Communications 5.3%		
American Tower, 7.125%, 10/15/12	9,575	9,934
American Tower, 7.50%, 5/1/12	1,300	1,355
Centennial Communications, 10.00%, 1/1/13	6,655	7,187
Centennial Communications, 10.125%, 6/15/13	14,200	15,354
Cricket Communications, 9.375%, 11/1/14	36,095	38,261
Digicel, 9.25%, 9/1/12 (2)	14,025	14,866
Dobson Cellular Systems, 9.875%, 11/1/12	8,525	9,292
Dobson Communications, 8.875%, 10/1/13	22,175	23,256
Hellas Telecommunications, VR, 11.106%, 1/15/15 (2)	14,875	15,433
IPCS, PIK, VR, 8.605%, 5/1/14 (2)	13,025	13,090
IPCS, VR, 7.48%, 5/1/13 (2)	10,835	10,862
Metro PCS Wireless, 9.25%, 11/1/14 (2)	15,350	16,252
Metro PCS Wireless, 9.25%, 11/1/14 (2)	37,475	39,630
Rogers Wireless, 6.375%, 3/1/14	7,665	7,847
Rogers Wireless, 7.50%, 3/15/15	2,000	2,173

Information Technology 1.1%		
Freescale Semiconductor, VR, 7.11%, 12/1/13 (3)	25,935	25,937
Infor Global Solutions, VR, 9.10%, 3/2/14 (3)	19,664	19,787
Infor Global Solutions, VR, 11.598%, 3/15/14 (3)	8,750	8,859
Sanmina-SCI, VR, 8.375%, 1/31/08 (3)	8,300	8,336
		62,919
Metals & Mining 0.4%		
Euramax International, VR, 13.35%, 6/28/13 (3)	15,500	15,248
Freeport-McMoran Copper & Gold, VR, 7.07%, 3/19/14 (3)	9,481	9,512
		24,760
Other Telecommunications 0.1%		
Qwest, VR, 6.95%, 6/30/10 (3)	4,250	4,362
		4,362
Publishing 0.2%		
Penton Media, VR, 7.605%, 2/1/13 (3)	12,000	12,060
		12,060
Restaurants 0.1%		
Outback Steakhouse, VR, 7.607%, 5/9/14 (3)	3,750	3,778
		3,778
Services 0.7%		
Aramark, VR, 7.473%, 1/26/14 (3)	12,339	12,419
Education Management, VR, 7.125%, 6/1/13 (3)	3,474	3,485
Rental Services, VR, 9.947%, 11/30/13 (3)	12,534	12,748
Vanguard Financial, VR, 8.349%, 6/14/13 (3)	8,813	8,872
		37,524

Utilities 0.6%		
Dynegy Holdings, VR, 6.82%, 4/2/13 (3)	12,500	12,489
NRG Energy, VR, 7.35%, 2/1/13 (3)	18,857	18,878
		31,367
Wireless Communications 0.7%		
Metro PCS Wireless, VR, 7.625%, 11/3/13 (3)	25,685	25,910
Wind Acquisition, VR, 12.609%, 12/7/11 (3)	12,439	12,719
		38,629
Total Bank Debt (Cost $440,388)		441,953
CONVERTIBLE BONDS 1.3%		
Broadcasting 0.4%		
Lamar Advertising Company, 2.875%, 12/31/10	14,640	20,848
Lin Television, 2.50%, 5/15/33 (Tender 5/15/08)	2,022	1,978
		22,826
Cable Operators 0.3%		
Liberty Media, 4.00%, 11/15/29	20,600	13,956
		13,956
Information Technology 0.2%		
Conexant Systems, 4.00%, 3/1/26 (Tender 3/1/11)	5,050	4,409
Nortel Networks, 2.125%, 4/15/14 (2)	8,544	8,881
		13,290
Other Telecommunications 0.1%		
Level 3 Communications, 6.00%, 9/15/09	2,494	2,447
Level 3 Communications, 6.00%, 3/15/10	2,431	2,360
		4,807

SW Acquisition (4)	–	–
Williams Companies	194	6,147
		13,422
Wireless Communications 0.6%		
Crown Castle International (4)	492	18,121
IPCS, Warrants, 7/15/10 (2)(4)	9	--
Leap Wireless International (4)	193	16,453
		34,574
Total Common Stocks (Cost $117,821)		121,801
PREFERRED STOCKS 0.2%		
Broadcasting 0.1%		
Spanish Broadcasting (Tender 10/15/13)	8	8,699
		8,699
Satellites 0.1%		
Loral Skynet	20	4,022
Pegasus Satellite (4)	9	–
		4,022
Total Preferred Stocks (Cost $21,083)		12,721
CONVERTIBLE PREFERRED STOCKS 1.1%		
Automotive 0.3%		
General Motors, Series B	795	16,807
		16,807
Information Technology 0.3%		
Lucent Technologies	19	19,303
		19,303

(3) Restricted Securities

Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $441,953 and represents 7.8% of net assets.

Description	Acquisition Date	Acquisition Cost
Anvil Holdings	10/10/97-3/25/03	$ 6,408
Aramark, VR, 7.473%, 1/26/14	1/19/07	12,339
Berry Plastics, VR, 7.355%, 4/3/15	4/3/07	5,000
B T Acquisition	12/23/86	81
Celanese, VR, 7.099%, 3/30/14	3/30/07 & 5/21/07	17,566
Charter Communications, VR, 7.32%, 3/6/14	4/25/06	23,500
Domtar, VR, 6.735%, 3/7/14	3/1/07	4,000
Dresser, VR, 11.107%, 5/4/15	5/4/07	11,250
Dynegy Holdings, VR, 6.82%, 4/2/13	3/31/07 & 5/24/07	12,500
Education Management, VR, 7.125%, 6/1/13	5/23/06	3,491
Euramax International, VR, 13.35%, 6/28/13	6/28/05 & 1/27/06	15,393
Fontainebleau Las Vegas, VR, 8.61%, 6/6/14	5/24/07	11,083
Freeport-McMoran Copper & Gold, VR, 7.07%, 3/19/14	3/15/07	9,481
Freescale Semiconductor, VR, 7.11%, 12/1/13	11/28/06	26,000
Goodyear Tire & Rubber, VR, 8.82%, 3/1/11	7/17/06 & 7/26/06	5,053
IASIS Heathcare, VR, 10.605%, 3/15/14	4/23/07 & 4/30/07	13,065
Infor Global Solutions, VR, 9.10%, 3/2/14	7/25/06-7/26/06	14,777
Infor Global Solutions, VR, 11.598%, 3/15/14	3/1/07	8,875
Koch Forest, VR, 7.092%, 12/22/12	2/13/06 & 12/21/06	13,377
Local T.V. Finance, VR, 7.357%, 5/7/13	5/14/07 & 5/17/07	9,296
Lyondell Chemical, VR, 6.86%, 8/16/13	9/28/06	6,484
Metro PCS Wireless, VR, 7.625%, 11/3/13	2/21/07-2/27/07	26,020
NRG Energy, VR, 7.35%, 2/1/13	3/27/06-3/28/06	21,688
Outback Steakhouse, VR, 7.607%, 5/9/14	5/4/07	3,750

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the High Yield Fund original share class, referred to in this report as the Investor Class, offered since December 31, 1984, and High Yield Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2007, the fund realized $2,581,000 of net gain on $93,719,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, November 30, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 2007, approximately 88% of the fund’s net assets were invested in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic down-turn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Swaps During the year ended May 31, 2007, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in creditworthiness of the relevant underlying issuer.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $4,093,008,000 and $3,360,891,000, respectively, for the year ended May 31, 2007. Purchases and sales of U.S. government securities aggregated $40,612,000 and $0, respectively, for the year ended May 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2007, totaled $356,308,000 and were characterized as ordinary income for tax purposes. At May 31, 2007, the tax-basis components of net assets were as follows:

For Federal income tax purposes, market premium is not amortized and market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, at May 31, 2007, $16,453,000 of net premium/discount amortization that has been recognized in interest income for financial reporting purposes is reflected as unrealized appreciation/depreciation for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the fiscal year ended May 31, 2007, the fund utilized $48,697,000 of capital loss carryforwards. As of May 31, 2007, the fund had $5,025,000 of capital loss carryforwards that expire in fiscal 2009, $138,022,000 that expire in fiscal 2010, and $108,310,000 that expire in fiscal 2011.

For the year ended May 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. Results of operations and net assets were not affected by these reclassifications.

At May 31, 2007, the cost of investments for federal income tax purposes was $5,462,062,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2007, expenses incurred pursuant to these service agreements were $160,000 for Price Associates, $1,080,000 for T. Rowe Price Services, Inc., and $241,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2007, the fund was allocated $1,389,000 of Spectrum Funds’ expenses and $2,393,000 of Retirement Funds’ expenses. Of these amounts, $2,885,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2007, approximately 19% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 33% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the year ended May 31, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $10,394,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at May 31, 2007, and May 31, 2006, was $305,511,000 and $141,423,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price High Yield Fund, Inc. (the “Fund”) at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $3,306,000 from short-term capital gains.

For taxable non-corporate shareholders, $5,586,000 of the funds’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $5,272,000 of the funded income qualifies for the dividends-received.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for both the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median of certain groups of comparable funds but at or below the median of other groups of comparable funds. The information also indicated that the fund’s expense ratio for the Investor Class was above the median of certain groups of comparable funds but below the median for other groups of comparable funds and that the fund’s expense ratio for the Advisor Class was below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
1984	Director, Mercantile Bankshares (4/03 to present); Member, Advisory
Board, Deutsche Bank North America (2004 to present); Director,
Chairman of the Board, and Chief Executive Officer, The Rouse
Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2001	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. (5/00 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Managing Director and Head of International
Private Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific
(5/04 to 12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
1992

* Each independent director oversees 119 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.,
[119]	and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the
Board and Director, T. Rowe Price Services, Inc., T. Rowe Price Savings
Bank, T. Rowe Price Global Asset Management Limited, and T. Rowe
Price Global Investment Services Limited; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.
2004
[37]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

David C. Beers, CFA (1970)	Assistant Vice President, T. Rowe Price; formerly
Assistant Vice President, High Yield Fund	High Yield Analyst, Chartwell Investment Partners
and Business Analyst/Software Developer,
Morgan Stanley Investment Management
(to 2004)

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, High Yield Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, High Yield Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price; formerly student,
Assistant Vice President, High Yield Fund	Mary Washington College and Darden School of
Business Administration, University of Virginia
(to 2003); Equity Research Intern, Mellon Growth
Advisors, LLC (to 2002)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, High Yield Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, High Yield Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Paul A. Karpers, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, High Yield Fund	T. Rowe Price Investment Services, Inc.

Kevin P. Loome, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price; formerly student,
Assistant Vice President, High Yield Fund	The Wharton Business School, University of
Pennsylvania (to 2003); Equity Research
Employee, Banc of America Securities and J.P.
Morgan Chase (to 2002)

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Brian A. Rubin, CPA (1974)	Assistant Vice President, T. Rowe Price
Assistant Vice President, High Yield Fund

Walter P. Stuart III, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Thomas E. Tewksbury (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
President, High Yield Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, High Yield Fund

Thea N. Williams (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,201,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 23, 2007